Exhibit 32

CERTIFICATION
OF
CHIEF EXECUTIVE OFFICER
AND
CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Dion J. Weisler, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of HP Inc. for the third quarter ended July 31, 2017 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of HP Inc.
August 31, 2017

/s/ DION J. WEISLER
By:	Dion J. Weisler President and Chief Executive Officer
________________________________________________________________________________________________________________________
I, Catherine A. Lesjak, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of HP Inc. for the third quarter ended July 31, 2017 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of HP Inc.
August 31, 2017

/s/ CATHERINE A. LESJAK
By:	Catherine A. Lesjak Chief Financial Officer
________________________________________________________________________________________________________________________
A signed original of this written statement required by Section 906 has been provided to HP Inc. and will be retained by HP Inc. and furnished to the Securities and Exchange Commission or its staff upon request.